UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 8, 2011
Date of Report (Date of earliest event reported)

CALECO PHARMA CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

59 East Mall Road
Building 4, Suite 201
Long Valley, NJ	07853
(Address of principal executive offices)	(Zip Code)

(908) 752-4240
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective August 8, 2011, Mr. F. Javier Benedi Garcia resigned as a Director of Caleco Pharma Corp. (the “Company”) for personal reasons. There were no disagreements between Mr. Garcia and the Company regarding any matter relating to the Company’s operations, policies or practices.

The Company has not appointed a replacement director to fill the vacancy created by Mr. Garcia’s resignation at this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALECO PHARMA CORP.
Date: August 11, 2011
By:	/s/ John Boschert
JOHN BOSCHERT
Chief Executive Officer, President,
Secretary & Treasurer